            As filed with the Securities and Exchange Commission on May 24, 2001
                                                      Registration No. 333-_____
================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              -------------------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                   FORM S-8
                            REGISTRATION STATEMENT

                                     Under
                          The Securities Act of 1933

                              -------------------

                                  ARIBA, INC.
            (Exact name of registrant as specified in its charter)

          DELAWARE                          7372                  77-0439730
(State or other jurisdiction of (Primary Standard Industrial   (IRS Employer
incorporation or organization)  Classification Code Number)  Identification No.)

                                807 11th Avenue
                              Sunnyvale, CA 94089
                                (650) 390-1000
              (Address of principal executive offices) (Zip Code)

                              -------------------

                           1999 Equity Incentive Plan
                          Employee Stock Purchase Plan
                           (Full title of the Plans)

                              -------------------

                              Robert M. Calderoni
  Chief Financial Officer, Executive Vice President Finance and Administration
                                  ARIBA, INC.
                                807 11th Avenue
                              Sunnyvale, CA 94089

                    (Name and address of agent for service)
                                (650) 390-1000
         (Telephone number, including area code, of agent for service)

                              -------------------

This Post-Effective Amendment No. 1 to the Registration Statement shall hereafter become effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933, as amended.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits
         --------

Exhibit Number  Exhibit
--------------  -------

     4*         Instrument Defining Rights of Stockholders.

     5* Opinion and consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP.

    23.1        Consent of Independent Auditors.

    23.2* Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP is contained in Exhibit 5.

    24*         Power of Attorney.

    *Incorporated by reference to Registration Statement No. 333-61064 on Form S-8 filed with the SEC on May 16, 2001.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California on this 24th day of May, 2001.


                              ARIBA, INC.


                              By:    /s/Larry Mueller*
                                   -------------------------------------------
                                        Larry Mueller
                                        President and Chief Executive Officer


          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                                       Date
---------                          -----                                       ----
/s/Larry Mueller*                  President and Chief Executive Officer      May 24, 2001
--------------------------------   (Principal Executive Officer)
         Larry Mueller

/s/Robert M. Calderoni*            Chief Financial Officer, Executive Vice    May 24, 2001
--------------------------------   President-Finance and Administration
         Robert M. Calderoni       (Principal Financial and Accounting
                                   Officer) and Secretary

 /s/Robert C. Kagle*               Director                                   May 24, 2001
--------------------------------
         Robert C. Kagle


/s/Paul Hegarty*                   Director                                   May 24, 2001
--------------------------------
         Paul Hegarty

/s/Masayoshi Son*                  Director                                   May 24, 2001
--------------------------------
         Masayoshi Son

                                   Director                                   May 24, 2001
________________________________
         Hatim A. Tyabji

/s/Robert E. Knowling, Jr.*        Director                                   May 24, 2001
--------------------------------
         Robert E. Knowling, Jr.

/s/Keith Krach*                    Chairman of the Board                      May 24, 2001
--------------------------------
         Keith Krach


*By:  /s/ Robert M. Calderoni                                                 May 24, 2001
--------------------------------
          Robert M. Calderoni
           Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit Number  Exhibit
--------------  -------

       4*       Instrument Defining Rights of Stockholders.

       5* Opinion and consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP.

      23.1      Consent of Independent Auditors.

      23.2* Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP is contained in Exhibit 5.

      24*       Power of Attorney.

      *Incorporated by reference to Registration Statement No. 333-61064 on Form S-8 filed with the SEC on May 16, 2001.